UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

Polaryx Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43080	47-3393659
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

South Tower, 140 E Ridgewood Avenue, Suite 415

Paramus, NJ 07652

(Address of principal executive offices) (Zip Code)

(201) 940-7236

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 1, 2026, Polaryx Therapeutics, Inc. (the “Company”), announced the appointment of Will Charlton, M.D., M.A.S., as its Chief Medical Officer, effective September 1, 2026. A copy of the Company’s press release announcing Dr. Charlton’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and including Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference therein.

Item 8.01 Other Events.

On August 27, 2026, the Company appointed Will Charlton, M.D., M.A.S. as its Chief Medical Officer, effective September 1, 2026.

Dr. Charlton is a board-certified pediatric endocrinologist with experience in endocrinology, rare disease, growth disorders, and metabolic disease and spent over a decade in clinical practice.

Prior to joining Polaryx, from March 2025 to June 2026, Dr. Charlton served as Senior Vice President, Clinical Development, Skeletal Dysplasia at Tyra Biosciences, where he led a Phase 2 rare disease clinical trial program through key milestones and developed a multi-indication clinical development plan to guide long-term growth strategy. Prior to Tyra Biosciences, Dr. Charlton worked as Chief Medical Officer at Spruce Biosciences from March 2022 to January 2025, where he redesigned the congenital adrenal hyperplasia (“CAH”) program to focus on pediatric patients and delivered dose-finding and registrational-stage studies. Prior to Spruce Biosciences, Dr. Charlton served from November 2020 to March 2022 as Vice President, Clinical Development at 89bio, where he repositioned clinical strategy and led clinical development for pegozafermin across MASH and severe hypertriglyceridemia (SHTG).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated September 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

September 1, 2026	Polaryx Therapeutics, Inc.

/s/ Alex Yang
Alex Yang
Chief Executive Officer

2